Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 1, 2014 and is entered into by and among POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the written consent of the Required Lenders, the Required Lenders and the Guarantors, and is made with reference to that certain CREDIT AGREEMENT, dated as of January 29, 2014 (the “Credit Agreement”), by and among the Borrower, each lender from time to time party thereto and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendments Effective on Amendment Effective Date. Subject to the satisfaction of the conditions set forth in Section II of this Amendment, on the Amendment Effective Date (as defined below) the Credit Agreement will be amended as follows:

A. Exhibits. Exhibit F - Joinder Agreement to the Credit Agreement will be amended by deleting such Exhibit in its entirety and replacing it with Exhibit A hereto. Any Exhibit to the Credit Agreement not amended hereby shall remain in full force and effect.

B. Amendments to Article I.

(a) The following defined terms will be added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

“Acquired Business” means MFI Holding Corporation, a Delaware corporation.
“Amendment Effective Date” means the date on which the conditions precedent set forth in Section II of that certain First Amendment to Credit Agreement, dated as of May 1, 2014, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent, which date is May 1, 2014.
“Merger Sub” means Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of the Borrower.
“Pending Acquisition” means the acquisition by Merger Sub of all of the Equity Interests in the Acquired Business pursuant to the Pending Acquisition Agreement and the subsequent merger (on the Pending Acquisition Closing Date) of Merger Sub with and into the Acquired Business, with the Acquired Business surviving as a wholly-owned Subsidiary of the Borrower.
“Pending Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of April 16, 2014, by and among the Borrower, Merger Sub, the Acquired Business and GS Capital Partners VI Fund, L.P., solely as representative for the Stockholders and the Optionholders (as such terms are defined therein).
“Pending Acquisition Bridge Loans” means those certain unsecured senior increasing rate bridge loans (if any), which have been committed to be made to the Borrower pursuant to and subject to the terms and conditions of that certain Commitment Letter, dated April 16, 2014, among the Borrower, Barclays Bank PLC, Credit Suisse AG, Credit Suisse Securities (USA)

LLC, Wells Fargo Bank, National Association, WF Investment Holdings, LLC, Wells Fargo Securities, LLC and the other additional commitment parties from time to time party thereto.
“Pending Acquisition Closing Date” means the date the Pending Acquisition is consummated and the Pending Acquisition Incremental Term Loans are funded.
“Pending Acquisition Incremental Term Loans” means those certain Incremental Term Loans to be funded concurrently with the consummation of the Pending Acquisition, the proceeds which will be used to finance (in part) the Pending Acquisition (including the repayment of certain existing Indebtedness of the Acquired Business) and the payment of fees and expenses in connection with the Pending Acquisition.
“Pending Acquisition Outside Date” means the earlier of (x) the date the Pending Acquisition is abandoned or the Pending Acquisition Agreement is terminated and (y) 5:00 p.m. (New York City time) on August 1, 2014.
“Pending Acquisition Securities” means any debt securities or common or preferred equity or equity-linked securities (including, without limitation, debt or preferred equity securities convertible into common stock, or tangible equity units), or any combination thereof, issued by the Borrower in a public offering or private placement after the Amendment Effective Date and on or prior to the Pending Acquisition Closing Date (or after the Pending Acquisition Closing Date to refinance all or a portion of the Pending Acquisition Bridge Loans).
(b) The defined term “Consolidated Interest Coverage Ratio” as set forth in Section 1.01 of the Credit Agreement will be amended by inserting the following text at the end of clause (b) thereof: “; provided that such Consolidated Interest Charges shall exclude one-time charges for premiums paid with respect to the swaptions purchased by the Borrower from Barclays Bank PLC on April 16, 2014 and April 17, 2014”.

(c) The defined term “Consolidated EBITDA” as set forth in Section 1.01 of the Credit Agreement will be amended by amending and restating clause (h) thereof in its entirety as follows:

“(h) (i) one-time deal advisory, financing, legal, accounting, and consulting cash expenses incurred by the Borrower and its Subsidiaries in connection with Permitted Acquisitions not constituting the consideration for the Permitted Acquisition and (ii) one-time charges for premiums paid with respect to the swaptions purchased by the Borrower from Barclays Bank PLC on April 16, 2014 and April 17, 2014, plus”.
(d) The defined term “Permitted Acquisition” as set forth in Section 1.01 of the Credit Agreement will be amended as follows:

(i) the following text will be inserted at the end of clauses (a), (d), and (f) thereof:

“; provided that this clause will not apply to the Pending Acquisition”;
(ii) clause (e) thereof will be deleted in its entirety and replaced with the following:

“(e) the aggregate amount of such acquisitions (other than the Pending Acquisition) made by Loan Parties in Persons that do not become Loan Parties shall not exceed the greater of (i) $100,000,000 and (ii) 2.75% of Consolidated Total Assets of the Borrower and its Subsidiaries; provided that this clause will not apply to the Pending Acquisition;” and
(iii) the following text will be inserted at the end of clause (g) thereof:

“; provided that this clause will not apply to the Pending Acquisition, except in the case of an Event of Default pursuant to Section 8.01(f) (Insolvency Proceedings, Etc.) or Section 8.01(g) (Inability to Pay Debts; Attachment)”.
C. Amendments to Article VII.

(a) Section 7.03(a) of the Credit Agreement will be amended by replacing the reference to “$525,000,000” in clause (C) thereof with “$875,000,000”.

(b) Section 7.03 of the Credit Agreement will be amended by (i) deleting the word “and” and the end of clause (r) thereof, (ii) replacing the “.” at the end of clause (s) thereof with “;” and (iii) inserting new clauses (t) and (u) that read in their entirety as follows:

“(t)    Indebtedness of the Borrower consisting of the Pending Acquisition Securities and/or the Pending Acquisition Bridge Loans; provided, however, that (i) the aggregate amount of all such Indebtedness outstanding at any one time, when taken together with (x) the gross proceeds of any Pending Acquisitions Securities not constituting Indebtedness and (y) the aggregate principal amount of the Pending Acquisition Incremental Term Loans, shall not exceed $1,765,000,000, (ii) the aggregate amount of all such Pending Acquisition Bridge Loans outstanding pursuant to this clause (t) shall not exceed $340,000,000, (iii) except in the case of the Pending Acquisition Bridge Loans, the covenants, events of default, guaranty and other terms (excluding as to interest rate and redemption premium) of such Indebtedness are, taken as a whole, not materially less favorable to the Borrower and its Subsidiaries than the 2021 Senior Notes; provided, further, that the aggregate amount of any portion of such Pending Acquisition Securities constituting Indebtedness at any one time outstanding pursuant to this clause (t) with a (x) stated maturity that is less than 91 days following the latest Maturity Date at the time of incurrence of such Indebtedness or (y) Weighted Average Life that is shorter than the remaining Weighted Average Life of any Incremental Term Loans, shall not exceed $80,000,000; and
(u)    Indebtedness of the Borrower consisting of the Post-Closing Consideration (as defined in the Pending Acquisition Agreement) in an aggregate amount not to exceed $50,000,000.”
D. Amendments to Section 4.02.

(a) Section 4.02 of the Credit Agreement will be amended by deleting the word “The” at the beginning thereof and replacing it with the following: “Except in the case of any Incremental Term Loans incurred to finance a Permitted Acquisition, the”.

(b) Section 4.02(d) of the Credit Agreement will be amended by deleting the text “shall be less than 5.75:1.00” and replacing it with the following: “shall be less than (x) at any time prior to the Pending Acquisition Outside Date, 7.25:1.00 and (y) at any time on or after the Pending Acquisition Outside Date (but only if the Pending Acquisition has not been consummated on or prior to the Pending Acquisition Outside Date), 5.75:1.00”.

1.2    Amendments Effective on Pending Acquisition Closing Date. On the Pending Acquisition Closing Date, the Credit Agreement will be further amended as follows:

E. Schedules. Schedule 5.08(b) - Liens, Schedule 5.08(e) - Existing Investments and Schedule 7.03 - Existing Indebtedness to the Credit Agreement will be amended by deleting such Schedules in their entirety and replacing them with Schedules 5.08(b), 5.08(e) and 7.03 attached as Exhibit B hereto. Any Schedule to the Credit Agreement not amended hereby shall remain in full force and effect.

F. Amendments to Article I.

(a) The defined term “Consolidated EBITDA” as set forth in Section 1.01 of the Credit Agreement will be amended by amending and restating clause (h) thereof in its entirety to read as follows:

“(h) (i) one-time deal advisory, financing, legal, accounting, and consulting cash expenses incurred by the Borrower and its Subsidiaries in connection with Permitted Acquisitions not constituting the consideration for the Permitted Acquisition, (ii) one-time charges for premiums paid with respect to the swaptions purchased by the Borrower from Barclays Bank PLC on April 16, 2014 and April 17, 2014, and (iii) all prepayment premiums, make-whole payments, and similar payments relating to Indebtedness of the Acquired Business or its Subsidiaries which is being prepaid in connection with the Pending Acquisition, plus”.
(b) The defined term “Consolidated Interest Coverage Ratio” as set forth in Section 1.01 of the Credit Agreement will be amended by inserting the following text at the end of clause (b) thereof: “; provided that such Consolidated Interest Charges shall exclude (x) all prepayment premiums, make-whole payments, and similar payments relating to Indebtedness of the Acquired Business or its Subsidiaries which is being prepaid in connection with the Pending Acquisition, and (y) one-time charges for premiums paid with respect to the swaptions purchased by the Borrower from Barclays Bank PLC on April 16, 2014 and April 17, 2014”.

(c) The defined term “ERISA Event” as set forth in Section 1.01 of the Credit Agreement will be amended by replacing the reference to “$5,000,000” with “$10,000,000”.

(d) The defined term “Specified Transactions” as set forth in Section 1.01 of the Credit Agreement will be amended by inserting the text “the Pending Acquisition,” immediately following the word “means”.

(e) The defined term “Threshold Amount” as set forth in Section 1.01 of the Credit Agreement will be amended by replacing the reference to “$35,000,000” with “$60,000,000”.

G. Amendments to Section 2.14.

(a) Section 2.14(a) of the Credit Agreement will be amended and restated as follows:

“(a)    The Borrower may by written notice to the Administrative Agent elect to increase the existing Revolving Credit Commitments (any such increase, the “Incremental Revolving Credit Commitments”) and/or incur one or more new term loan commitments (the “Incremental Term Loan Commitments”), by an amount (1) not to exceed (A) in the case of the Incremental Term Loan Commitments in respect of the Pending Acquisition Incremental Term Loans, (x) $1,425,000,000 minus (y) the gross proceeds of any Pending Acquisition Securities and/or Pending Acquisition Bridge Loans in an aggregate amount in excess of $340,000,000, (B) in the case of any Incremental Revolving Credit Commitments that become effective on the Pending Acquisition Closing Date in accordance with the terms of the applicable Joinder Agreement, $100,000,000 and (C) in the case of any Incremental Facility (other than any Incremental Facility incurred pursuant to the immediately preceding clauses (A) or (B)), in the aggregate, the greater of (x) $600,000,000 and (y) an amount such that the pro forma Senior Secured Leverage Ratio would not exceed 2.50:1.00 as of the Increased Amount Date and (2) not less than, individually, $25,000,000.”.
(b) Section 2.14(d) of the Credit Agreement will be amended as follows:

(i) the following text will be inserted at the end of clause (i)(x) thereof:

“; provided that this clause (i)(x) may be waived or limited as agreed in the Joinder Agreement between the Borrower and the applicable Incremental Term Loan Lenders;”;
(ii) the proviso at the end of clause (i)(y) thereof will be amended and restated as follows:

“provided that, in the case of Incremental Term Loans incurred to finance a Permitted Acquisition, this clause (i)(y) shall be limited to Sections 5.01(a), 5.01(b), 5.02(a), 5.02(b)(i), 5.14, 5.19, 5.20, 5.21, 5.22 (other than the first sentence thereof) and 5.23”; and
(iii) the following text is inserted at the end of clause (ii) thereof:

“provided that this clause will not apply in the case of Incremental Term Loan Commitments in respect of the Pending Acquisition Incremental Term Loans;”.
(c) Section 2.14(g) of the Credit Agreement will be amended and restated as follows:

“(g)    The terms, conditions, provisions and documentation of the Incremental Term Loans and Incremental Term Loan Commitments of any Series shall be, (i) except as otherwise set forth herein, as agreed in the Joinder Agreement between the Borrower, the applicable Incremental Term Loan Lenders providing such Incremental Term Loan Commitments and the Administrative Agent, (ii) subject to the limitations in clauses (A) and (B) below, not more restrictive taken as a whole to the Borrower and the other Loan Parties than those applicable to the Pending Acquisition Incremental Term Loans, unless such other terms apply only after the latest Maturity Date of each other Facility at the time of incurrence of such Incremental Term Loans (or this Agreement is amended so that such more restrictive terms also apply to the Pending Acquisition Incremental Term Loans) and (iii) the yield applicable to each Series of Incremental Term Loans shall be determined by the Borrower and the applicable Incremental Term Loan Lenders and set forth in the applicable Joinder Agreement; provided that the yield (as reasonably determined by the Administrative Agent taking into account interest margins, minimum Eurodollar Rate, minimum Base Rate, upfront fees and original issue discount (“OID”) on such Incremental Term Loans with upfront fees and OID equated to interest margins based on assumed four-year life-to-maturity) applicable to such Incremental Term Loans will not be more than 0.50% per annum above the yield for the Pending Acquisition Incremental Term Loans (as reasonably determined by the Administrative Agent consistent with the above (but including only those upfront fees or OID paid generally to all of the Lenders holding Pending Acquisition Incremental Term Loans at the time of the incurrence of the Pending Acquisition Incremental Term Loans)) unless the yield with respect to the Pending Acquisition Incremental Term Loans are increased by an amount equal to the difference between the yield with respect to such Pending Acquisition Incremental Term Loans less 0.50% per annum and the yield for such other Incremental Term Loans. In any event, (A) the Weighted Average Life to Maturity of all Incremental Term Loans of any Series shall be no shorter than (x) if there are no Term Loans outstanding at such time, 36 months and (y) if there are Term Loans outstanding at such time, the Weighted Average Life to Maturity of any other Term Loans at the time of the incurrence of such Incremental Term Loans and (B) the applicable Incremental Term Loan Maturity Date of each Series shall be no shorter than the latest Maturity Date of each other Facility at the time of the incurrence of such Incremental Term Loans.”.
H. Amendments to Articles IV, V, VI and VII.

(a) Section 4.02 of the Credit Agreement will be amended by deleting clause (d) thereof in its entirety.

(b) Section 5.12(c) of the Credit Agreement will be amended by replacing the reference to “$5,000,000” in clause (iv) thereof with “$10,000,000”.

(c) Article VI of the Credit Agreement will be amended by inserting a new Section 6.17 as follows:

“Section 6.17.    Ratings. At all times use commercially reasonable efforts to maintain public ratings by Moody’s and S&P with respect to the Borrower and the Facilities.”.
(d) Sections 7.01(b) and 7.03(b) of the Credit Agreement will be amended by replacing the reference to “on the Closing Date” with “on the Closing Date (or, with respect to the Acquired Business and its Subsidiaries, on the Pending Acquisition Closing Date)”.

(e) Section 7.02(h) of the Credit Agreement will be amended by replacing the reference to “on the date hereof” with “on the Closing Date (or, with respect to the Acquired Business and its Subsidiaries, on the Pending Acquisition Closing Date)”.

(f) Section 7.11(a) of the Credit Agreement will be amended by replacing the reference to “2.75:1.00” with “3.00:1.00”.

(g) Section 7.16 of the Credit Agreement will be amended as follows:

(i) the two references to “$80,000,000” in the first sentence thereof are replaced with “$150,000,000”;
(ii) each reference to “Permitted Acquisition” in the second sentence thereof is deleted and replaced with the text “Permitted Acquisition (other than the Pending Acquisition)”; and
(iii) the reference to “2.25:1.00” in the third sentence thereof will be replaced with “2.50:1.00”.

SECTION II.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

B. Representations and Warranties. The representations and warranties set forth in Section III of this Amendment shall be true and correct.

C. Other Documents. The Administrative Agent and Lenders shall have received a secretary’s certificate certifying as to the accuracy of each Loan Party’s applicable Organization Documents and resolutions or other forms of organizational action of the Loan Parties authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, together with applicable incumbency certificates and such other documents, instruments or certificates as it may reasonably request.

SECTION III.	REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to grant the waivers set forth herein and amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to the Administrative Agent and the Lenders that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Loan Party has all requisite power and authority to execute, deliver and perform this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Due Authorization; No Contravention. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the terms of this Amendment and the Amended Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

C. Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Amended Agreement, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

D. Binding Effect. Each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

E. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all respects on and as of such earlier date, in each case after giving effect to this Amendment; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default, in each case after giving effect to this Amendment and the transactions contemplated hereby.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT

The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

B. Loan Document. This Amendment shall constitute a Loan Document under the terms of the Amended Agreement.

C. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.14(b), (c) and (d), 10.15, 10.16 and 10.18 of the Credit Agreement are incorporated by reference herein and made a part hereof.

E. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

POST HOLDINGS, INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP, General Counsel & Secretary
Guarantors:

AGRICORE UNITED HOLDINGS INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
ATTUNE FOODS, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
CUSTOM NUTRICEUTICAL LABORATORIES, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
DAKOTA GROWERS PASTA COMPANY, INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

DNA DREAMFIELDS COMPANY, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
DYMATIZE ENTERPRISES, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
DYMATIZE HOLDINGS, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
GB ACQUISITION USA, INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
GOLDEN ACQUISITION SUB, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
GOLDEN BOY NUT CORPORATION
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
GOLDEN BOY PORTALES, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

GOLDEN NUT COMPANY (USA) INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
NUTS DISTRIBUTOR OF AMERICA INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
POST FOODS, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
PREMIER NUTRITION CORPORATION
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
PREMIER PROTEIN, INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
PRIMO PIATTO, INC.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
SUPREME PROTEIN, LLC
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

TA/DEI-A ACQUISITION CORP.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
TA/DEI-B1 ACQUISITION CORP.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
TA/DEI-B2 ACQUISITION CORP.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
TA/DEI-B3 ACQUISITION CORP.
By:    /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director
Barclays Bank PLC,
as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

BMO Harris Financing Inc.,
as a Lender

By: /s/ Joan Spiotto
Name: Joan Spiotto
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH,
as a Lender

By: /s/ Peter Duncan
Name: Peter Duncan
Title: Managing Director

By: /s/ Brad Peterson
Name: Brad Peterson
Title: Executive Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By: /s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

JP MORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

Morgan Stanley Bank, N.A.,
as a Lender

By: /s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as a Lender

By: /s/ Sean Kelly
Name: Sean Kelly
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Daniel J. Miller
Name: Daniel J. Miller
Title: Vice President

Stifel Bank & Trust,
as a Lender

By: /s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Mark Kelley
Name: Mark Kelley
Title: Managing Director

EXHIBIT A
TO FIRST AMENDMENT TO
CREDIT AGREEMENT

JOINDER AGREEMENT NO. [__]
THIS JOINDER AGREEMENT NO. [__], dated as of [__________ __, 20__] (this “Agreement”), by and among [________] (each an “[Incremental Revolving Loan Lender][Incremental Term Loan Lender]” and collectively the ““[Incremental Revolving Loan Lenders][Incremental Term Loan Lenders]”), POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 29, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of the date hereof, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Lenders party thereto from time to time, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent;
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request an increase in the existing Revolving Commitments and/or request new Incremental Term Loan Commitments by entering into one or more Joinder Agreements with the Incremental Revolving Loan Lenders and/or the Incremental Term Loan Lenders, as applicable; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, this Agreement may, without the consent of any other Lenders, effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each [Incremental Revolving Loan Lender][ Incremental Term Loan Lender]hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:
Each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] hereby agrees to provide its respective [Incremental Revolving Credit Commitment][Incremental Term Loan Commitment] on the terms and subject to the conditions set forth below [1]:

1.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, the Increased Amount Date with respect to the [Incremental Revolving Credit Commitments][Incremental Term Loan Commitments] hereunder shall not occur and no Borrowings under the [Incremental Revolving Credit Commitments][Incremental Term Loan Commitments] hereunder shall be available to the Borrower, until the following conditions are satisfied:

[INSERT CONDITIONS]

2.	Applicable Rate. The Applicable Rate for each Series [__] Incremental Term Loan shall mean, as of any date of determination, [___]% per annum.

3.	Principal Payments.
(a) Amortization. The Borrower shall make principal payments on the Series [__] Incremental Term Loans in installments on the dates and in the amounts set forth below:

(A) Payment Date	(B) Scheduled Repayment of Series [__] Incremental Term Loans
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________

(b) Maturity Date. The Borrower shall repay the [Series [__]] Incremental Term Loans in full on [__________ __, 20__] (the “[Series [__]] Incremental Term Loan Maturity Date”).

[1] Insert terms for (or modify) items 1-10, as applicable, with respect to Incremental Revolving Loans or Incremental Term Loans as may be agreed to by the parties hereto to the extent consistent with Section 2.14 of the Credit Agreement.

4.
Voluntary and Mandatory Prepayments. Scheduled installments of principal of the [Series [__]] Incremental Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments and repayments of the [Series [__]] Incremental Term Loans in accordance with Sections 2.05, 2.06 and 2.07 of the Credit Agreement, respectively; provided that the [Series [__]] Incremental Term Loans and all other amounts under the Credit Agreement with respect to the [Series [__]] Incremental Term Loans shall be paid in full no later than the [Series [__]] Incremental Term Loan Maturity Date.

[INSERT ADDITIONAL PREPAYMENT PROVISIONS WITH RESPECT TO INCREMENTAL TERM LOANS]

5.	Prepayment Fees. The Borrower agrees to pay to each Incremental Term Loan Lender the following prepayment fees, if any: [__________].

6.
Other Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] as of [_________ __, ____], as fee compensation for such [Incremental Revolving Loan Lender’s Incremental Revolving Credit Commitments][Incremental Term Loan Lender’s Incremental Term Loan Commitments] hereunder, an amount equal to [____]% of the aggregate amount of such [Incremental Revolving Loan Lender’s Incremental Revolving Credit Commitments][Incremental Term Loan Lender’s Incremental Term Loan Commitments], payable to such [Incremental Revolving Loan Lender][Incremental Term Loan Lender] out of the proceeds of any Loans as and when funded on the date hereof in respect of the [Incremental Revolving Loan Lender’s Incremental Revolving Credit Commitments][Incremental Term Loan Lender’s Incremental Term Loan Commitments] hereunder.

7.
[New Lenders. Each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] that is not a “Lender” under, and for all purposes of, the Credit Agreement as of the date hereof, acknowledges and agrees that upon its execution of this Agreement and the making of the [Incremental Revolving Loans][Series [___] Incremental Term Loans] that such [Incremental Revolving Loan Lender][Incremental Term Loan Lender] shall become a Lender under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.] [2]

8.
Credit Agreement Governs. Except as set forth in this Agreement, the [Incremental Revolving Loans][Series [__] Incremental Term Loans] shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

9.	Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies that, as of the date hereof:

i.
no Default or Event of Default exists before or after giving effect to the proposed Borrowing of [Incremental Revolving Credit Loans][Series [__] Incremental Term Loans] contemplated hereby and the extensions of credit, if any, to be made on the date hereof; [3]

[2] Insert bracketed language if the lending institution is not already a Lender.
[3] In the case of Incremental Term Loans incurred to finance a Permitted Acquisition, this clause shall be limitedmay be waived or limited as agreed in the Joinder Agreement between the Borrower and the applicable Incremental Term Loan Lenders; in the case of the Pending Acquisition Incremental Term Loans, this clause shall be deleted.

ii.
the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct after giving effect to any qualification therein), except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; [4]

iii.
the Borrower is in pro forma compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently completed Measurement Period and as of the date of the Proposed Borrowing; [5] and

iv.
[the aggregate amount of Incremental Term Loan Commitments being requested on the date hereof does not exceed (x) $1,425,000,000 minus (y) the gross proceeds of any Pending Acquisition Securities and/or Pending Acquisition Bridge Loans in an aggregate amount in excess of $340,000,000] [6] [the aggregate amount of Incremental Revolving Credit Commitments plus the aggregate amount of Incremental Term Loan Commitments incurred prior to such date (together with the [Incremental Revolving Credit Commitments][Incremental Term Loan Commitments] being requested on the date hereof, but excluding the Incremental Revolving Credit Commitments and the Incremental Term Loan Commitments which became effective on the Pending Acquisition Closing Date) does not exceed in the aggregate, the greater of (x) $600,000,000 and (y) an amount such that the pro forma Senior Secured Leverage Ratio would not exceed 2.50:1.00 as of the date hereof] [7].

[10.	Borrower Covenants. By its execution of this Agreement, the Borrower hereby covenants that:

i.
the Borrower shall deliver or cause to be delivered legal opinions, officer’s certificates and such other documents (including, if applicable, the Mortgages and related documents required pursuant to Section 6.11(b) of the Credit Agreement or modifications of any Mortgages and title insurance endorsements or policies) reasonably requested by the Administrative Agent in connection with this Agreement; and

[4] In the case of Incremental Term Loans incurred to finance a Permitted Acquisition, this clause shall be limited to the representations and warranties set forth in Sections 5.01(a), 5.01(b), 5.02(a), 5.02(b)(i), 5.14, 5.19, 5.20, 5.21, 5.22 (other than the first sentence thereof) and 5.23.
[5] To be deleted in the case of the Pending Acquisition Incremental Term Loans.
[6] To be inserted in the case of Incremental Term Loan Commitments in respect of the Pending Acquisition Incremental Term Loans.
[7] To be inserted in the case of Incremental Revolving Credit Commitments or Incremental Term Loan Commitments (other than the Incremental Revolving Credit Commitments and the Incremental Term Loan Commitments which became effective on the Pending Acquisition Closing Date).

ii.
the Borrower shall deliver a duly completed certificate signed by the chief financial officer of the Borrower containing the calculations (in reasonable detail) demonstrating pro forma compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently completed Measurement Period (assuming that the amendments set forth in the First Amendment were effective as of the date of such most recently completed Measurement Period) and as of the Pending Acquisition Closing Date.] [8]

11.	Eligible Assignee. By its execution of this Agreement, each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] represents and warrants that it is an Eligible Assignee.

12.	Notice. For purposes of the Credit Agreement, the initial notice address of each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] shall be as set forth below its signature below.

13.
Non-US Lenders. For each [Incremental Revolving Loan Lender][Incremental Term Loan Lender] that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such [Incremental Revolving Loan Lender][Incremental Term Loan Lender] may be required to deliver to Administrative Agent pursuant to Section 3.01(e) of the Credit Agreement.

14.
Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the [Incremental Revolving Loans][Series [__] Incremental Term Loans] made by [Incremental Revolving Loan Lenders][Incremental Term Loan Lenders] in the Register.

15.
Amendment, Modification and Waiver. This Agreement may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

16.
Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

17.	Governing Law; Jurisdiction; Etc.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR TO THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR TO THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
THE PROVISIONS OF SECTIONS 10.14(B), (C) AND (D), 10.15, 10.16 AND 10.18 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.

[8] To be deleted in the case of the Pending Acquisition Incremental Term Loans.

18.	Loan Document. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

19.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

20.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

21.
USA PATRIOT Act. Each Incremental Revolving Loan Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Incremental Revolving Loan Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Incremental Revolving Loan Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the Act. The Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or any Incremental Revolving Loan Lender, provide all documentation and other information that the Administrative Agent or such Incremental Revolving Loan Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
[NAME OF LENDER]
By:______________________________
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

POST HOLDINGS, INC.
By: __________________________
Name:
Title:

Consented to by:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: _____________________________
Authorized Signatory

SCHEDULE A
TO JOINDER AGREEMENT NO. [__]

Name of Lender	Type of Commitment	Amount
[___________________]	[Incremental Revolving Credit Commitment][Incremental Term Loan Commitment]	$________________

Total: $_________________

SCHEDULE 5.08(b)
Liens

PART I: As of the Closing Date

Loan Party	Secured Party	Filing Date/File #	Office Searched	Property Covered
Agricore United Holdings Inc.	Pacific Rim Capital, Inc.	11/29/2011 File #20114539022	Delaware SOS	Leased equipment.
Agricore United Holdings Inc.	Banc of America Leasing & Capital, LLC, assignee of Pacific Rim Capital, Inc.	11/29/2011 File #20114539378	Delaware SOS	Leased equipment.
Attune Foods, LLC [Hearthside Food Solutions, LLC] [1]	General Electric Capital Corporation	12/27/2010 File#20104590182	Delaware SOS	Leased equipment.
Attune Foods, LLC [Hearthside Food Solutions, LLC] [1]	NMHG Financial Services, Inc.	4/25/2012 File#20121602251	Delaware SOS	Leased equipment.
Attune Foods, LLC [Hearthside Food Solutions, LLC] [1]	Wells Fargo Bank, N. A.	7/10/2012 File#20122647438	Delaware SOS	Certain equipment.
Dakota Growers Pasta Company, Inc.	De Lage Landen Financial Services, Inc., assignee of CSI Leasing, Inc.	12/5/08 File #08-000500218-8	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	Farm Credit Leasing Services Corporation	7/31/09 File #09-000545156-9	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	Farm Credit Leasing Services Corporation	1020/09 File #09-000559448-1	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	Farm Credit Leasing Services Corporation	12/30/09 File #09-000571655-8	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	Orbian Financial Services III, LLC	3/11/2010 File #10-000586320-8	North Dakota SOS
All of debtor’s interest in all accounts, general intangibles or other receivables which are owning to debtor by General Mills, Inc. and have been purchased by the secured party from debtor, and all proceeds of the foregoing.

Dakota Growers Pasta Company, Inc.	Farm Credit Leasing Services Corporation	4/13/2010 File #10-000594058-6	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	De Lage Landen Financial Services, Inc., assignee of CBI Leasing, Inc.	10/6/2010 File #10-000626987-9	North Dakota SOS	Leased equipment.
Dakota Growers Pasta Company, Inc.	Forklifts of Minnesota, Inc.	4/7/2010 File #10-000592459-7	North Dakota SOS	Certain equipment.
Dakota Growers Pasta Company, Inc.	Forklifts of Minnesota, Inc.	12/13/2012 File #12-000790726-5	North Dakota SOS	Certain equipment.
Dakota Growers Pasta Company, Inc.	Wells Fargo Bank, N.A.	2/27/2013 File #13-000808910-0	North Dakota SOS	Leased equipment.

Post Foods, LLC	U.S. Bancorp Equipment Finance, Inc.	08-17-11 File#2011 3203752	Delaware SOS	Leased equipment.
Post Foods, LLC	Wells Fargo Bank, N. A.	01-12-12 File#2012 0143281	Delaware SOS	Certain equipment.
Post Foods, LLC	Wells Fargo Bank, N. A.	05-11-12 File#2012 1825316	Delaware SOS	Certain equipment.
Post Foods, LLC	U.S. Bank Equipment Finance	05-21-12 File#2012 1954884	Delaware SOS	Leased equipment.
Post Foods, LLC	U.S. Bank Equipment Finance	06-11-12 File#2012 2248807	Delaware SOS	Leased equipment.
Post Foods, LLC	U.S. Bank Equipment Finance	07-11-12 File#2012 2676239	Delaware SOS	Leased equipment.
Post Foods, LLC	U.S. Bank Equipment Finance	10-26-12 File#2012 4153948	Delaware SOS	Certain equipment.
Following the Golden Boy Acquisition, Golden Boy Foods Limited will remain obligated on a letter of credit issued by Bank of Montreal to Avalon Risk Management Insurance Agency, LLC f/b/o the sureties it represents, as beneficiary, in an aggregate face amount not to exceed $800,000, which amount will be secured by cash collateral in an amount not to exceed $880,000, and Golden Boy Foods Limited will also remain obligated on a customs bond in an amount not to exceed $70,000.

Liens limited to leased equipment and proceeds thereof pursuant to equipment leases in the ordinary course of business for which no UCC financing statement has been filed.

[1] These were filed against certain assets of Hearthside Food Solutions, LLC that were acquired by Attune Foods, LLC pursuant to that certain Asset Purchase Agreement dated December 31, 2012 by and between Post Foods, LLC and Attune Foods, Inc., and subsequent Asset Transfer Agreement dated October 1, 2013 by and between Post Foods, LLC and Attune Foods, LLC.

PART II: As of the Pending Acquisition Closing Date (only with respect to the Acquired Business and its Subsidiaries)
Michael Foods, Inc.	Readco Kurimoto, LLC	6/22/2009 File #2009 1973244	Delaware SOS	Certain equipment.
Michael Foods, Inc.	Cryovac, Inc.	3/9/2010 File #2010 0783252	Delaware SOS	Certain equipment.
Michael Foods, Inc.	Cryovac, Inc.	3/9/2010 File #2010 0783963	Delaware SOS	Certain equipment.
Michael Foods, Inc.	US Bancorp	5/3/2010 File #2010 1548050	Delaware SOS	Leased equipment.
Michael Foods, Inc.	Vantage Financial, LLC	8/16/2013 File #2013 3216521	Delaware SOS	Leased equipment.
Michael Foods, Inc.	Anchor Bank, N.A., assignee of Vantage Financial, LLC	8/26/2013 File #2013 3360212	Delaware SOS	Leased equipment.
M.G. Waldbaum Company	GE Capital Public Finance, Inc.	5/26/2007; continued 3/6/2012 File #9907511253-4	Nebraska Business Services Division	As described in Schedule 7.03.
M.G. Waldbaum Company	United Rentals (North America), Inc.	3/9/2010 File #9910622004-8	Nebraska Business Services Division	Leased equipment.
M.G. Waldbaum Company	Vantage Financial, LLC	8/26/2013 File #9913721601-0	Nebraska Business Services Division	Leased equipment.
M.G. Waldbaum Company	Anchor Bank, N.A., assignee of Vantage Financial, LLC	8/26/2013 File #9913721602-2	Nebraska Business Services Division	Leased equipment.
Northern Star Co.	U.S. Bancorp Equipment Finance, Inc.	11/25/09 File #200918157162	Minnesota SOS	Leased equipment.

Northern Star Co.	Banc of America Leasing & Capital, LLC	8/3/2010 File #201021070703	Minnesota SOS	Leased equipment.
Northern Star Co.	United Rentals Northwest, Inc.	3/12/2012 File #201227510946	Minnesota SOS	Leased equipment.

SCHEDULE 5.08(e)
Existing Investments
PART I: As of the Closing Date

Loan Party / Subsidiary	Investment(s)
Post Holdings, Inc.
Agricore United Holdings Inc. (100%)
Attune Foods, LLC (100%)
Dymatize Holdings, LLC f/k/a Post Acquisition Sub III, LLC (100%)
Golden Acquisition Sub, LLC (100%)
PHI Acquisition LP ULC (100%)
Post Foods, LLC (100%)
Premier Nutrition Corporation (100%)

Agricore United Holdings Inc.	Dakota Growers Pasta Company, Inc. (100%)
Dakota Growers Pasta Company, Inc.	Primo Piatto, Inc. (100%) DNA Dreamfields Company, LLC (100%)
Golden Acquisition Sub, LLC	PHI Acquisition GP ULC (100%)
PHI Acquisition GP ULC	PHI Acquisition Limited Partnership (0.1%)
PHI Acquisition LP ULC
PHI Acquisition Limited Partnership (99.9%)
Post Foods Canada Inc. (100%) Either before the Closing Date or within seven business days following the Closing Date, Post Holdings, Inc. shall sell all of the issued and outstanding shares of Post Foods Canada Inc. to PHI Acquisition LP ULC in consideration of the issuance to Post Holdings, Inc. of common shares in the capital of PHI Acquisition LP ULC.

PHI Acquisition Limited Partnership	0987268 B.C. Ltd. (100%)
Premier Nutrition Corporation	Premier Protein, Inc. (100%)

PART II: As of the Pending Acquisition Closing Date (only with respect to the Acquired Business and its Subsidiaries)
MFI Holding Corporation	Michael Foods Holding LLC (100%)
Michael Foods Holding LLC	MFI Midco LLC (100%) Pawano, Inc. (100%)
MFI Midco LLC	Michael Foods Group, Inc. (100%)
Michael Foods Group, Inc.	Michael Foods, Inc. (100%)
Michael Foods, Inc.	Michael Foods of Delaware, Inc. (100%) MFI Food Canada Ltd. (100%)
Michael Foods of Delaware, Inc.
Farm Fresh Foods, Inc. (100%)
Crystal Farms Refrigerated Distribution Company (100%)
Abbotsford Farms, LLC (100%)
KMS Dairy, Inc. (100%)
MFI International, Inc. (100%)
M.G. Waldbaum Company (100%)
Northern Star Co. (100%)

Northern Star Co.	Minnesota Products, Inc. (100%)
M.G. Waldbaum Company	Casa Trucking, Inc. (100%) Papetti’s Hygrade Egg Products, Inc. (100%) MFI Food Asia, LLC (100%)
MFI Food Asia, LLC	MFOSI, LLC (50%)
MFOSI, LLC	Langfang MK Food Company, Limited (100%)

SCHEDULE 7.03
Existing Indebtedness
PART I: As of the Closing Date

1.	Debt secured by liens listed on Schedule 5.08(b).

2.
Following the Golden Boy Acquisition, Golden Boy Foods Limited will remain obligated on a letter of credit issued by Bank of Montreal to Avalon Risk Management Insurance Agency, LLC f/b/o the sureties it represents, as beneficiary, in an aggregate face amount not to exceed $800,000, which amount will be secured by cash collateral in an amount not to exceed $880,000, and Golden Boy Foods Limited will also remain obligated on a customs bond in an amount not to exceed $70,000.

PART II: As of the Pending Acquisition Closing Date (only with respect to the Acquired Business and its Subsidiaries)

1.
Industrial Revenue Bonds issued in connection with the development of a wastewater treatment facility in the City of Wakefield, Nebraska, with an outstanding balance of approximately $5,800,000. M.G. Waldbaum Company is obligated to make payment under such bonds and Michael Foods, Inc. has guaranteed such obligations. M.G. Waldbaum Company has pledged its rights, title and interests in and to the wastewater treatment facility, all assets relating thereto or used in connection therewith, including its rights to use such facility, all equipment related thereto or located thereon, all accessions thereto, all intangibles with respect thereto, and all products and proceeds thereof. M.G. Waldbaum Company has agreed not to pledge such collateral or any interest it has in the real estate underlying such facility.

2.
Industrial Revenue Bonds issued in connection with the development of a wastewater treatment facility in the City of Lenox, Iowa, with an outstanding balance of approximately $830,000. M.G. Waldbaum Company is obligated to make payment under such bonds and Michael Foods Group, Inc. has guaranteed such obligations.

3.
Master loan agreement (with all schedules thereto) executed by Northern Star Co., as debtor, in favor of U.S. Bancorp Equipment Finance, Inc., as creditor, and all documents executed in connection therewith from time to time, with an outstanding balance of approximately $1,800,000, which such amount is secured by certain equipment identified in such documents. Michael Foods, Inc. has guaranteed such obligations.

4.
Capital lease by and between MFI Food Canada Ltd, as lessee, and Vanderpol Enterprises, Inc., as lessor, with respect to a leased facility in Winnipeg, Manitoba, Canada, with an outstanding balance of approximately $4,224,000.

5.
Credit facility executed by Langfang MK Food Company, Limited, a Chinese entity owned by MFOSI, LLC (which is a joint venture between MFI Food Asia, LLC and a third party), with an outstanding balance of approximately $2,100,000. Michael Foods Group, Inc. and/or its subsidiaries have guaranteed all or a portion of Langfang MK Food Company, Limited’s obligations under such credit facility and/or MFI Food Asia, LLC’s share of the obligations under the credit facility. Such guaranty is secured by a letter of credit in the approximate amount of the outstanding balance of such loan and/or cash contained in a deposit account at Bank of America, N.A. which such deposit account is subject to a control agreement in favor of Bank of America, N.A.

6.	Letters of credit issued by Bank of America, N.A. for the account of MFI Holding Corporation and/or one or more of its subsidiaries in the approximate aggregate amount of $350,000.